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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report  September 26, 1996


                                NetVantage, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)

       0-25992                                         95-4324525
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(Commission File Number)                 (I.R.S. Employer Identification No.)

201 Continental Boulevard, Suite 210, El Segundo, California     90245-4527
      (Address of Principal Executive Offices)                   (Zip Code)



                                 (310) 726-4130
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

   On September 23, 1996 the Registrant amended is Notice of Redemption of Warrants to Purchase Common Stock among other things extending the redemption period to October 24, 1996 at 5:00 PM ET.

ITEM 7.  EXHIBITS

   (a) Amended Notice of Redemption of Warrants to Purchase Common Stock


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NetVantage, Inc.
                                       ------------------------------------
                                                   (Registrant)

Date  September 26, 1996               By      /s/ Thomas V. Baker
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                                                      Thomas V. Baker
                                              Vice President Finance & CFO